UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of earliest event reported: March 26, 2024

Gladstone Commercial Corporation

(Exact Name of Registrant as Specified in Charter)

Maryland	001-33097	02-0681276
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

(Address of Principal Executive Offices) (Zip Code)

(703) 287-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Common Stock, par value $0.001 per share	GOOD	The Nasdaq Stock Market LLC
6.625% Series E Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODN	The Nasdaq Stock Market LLC
6.00% Series G Cumulative Redeemable Preferred Stock, par value $0.001 per share	GOODO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On March 26, 2024, Gladstone Commercial Corporation, a Maryland corporation (the “Company”), and its operating partnership, Gladstone Commercial Limited Partnership, a majority-owned, consolidated subsidiary of the Company and a Delaware limited partnership, entered into Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement (the “Amendment”), dated March 3, 2023, with BofA Securities, Inc., Goldman Sachs & Co. LLC, Robert W. Baird & Co. Incorporated, KeyBanc Capital Markets Inc. and Fifth Third Securities, Inc. (each, a “Sales Agent” and collectively, the “Sales Agents”), pursuant to which the Company may sell shares of its common stock, par value $0.001 per share (the “Shares”), from time to time through the Sales Agents, each acting as sales agent and/or principal. Among other things, the Amendment gives effect to the Company’s filing of a new registration statement on Form S-3 (File No. 333-277877) (the “New Registration Statement”), which became effective on March 21, 2024.

The Shares will be issued pursuant to the New Registration Statement. The Company has filed a prospectus supplement, dated March 26, 2024, to the prospectus, dated March 21, 2024, with the U.S. Securities and Exchange Commission in connection with the offer and sale of an aggregate offering amount of $250.0 million of Shares.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 1.1 and incorporated herein by reference.

In connection with the filing of the Amendment, the Company is also filing (i) the opinion of Venable LLP regarding the legality of shares as Exhibit 5.1 and (ii) the opinion of Squire Patton Boggs (US) LLP regarding certain tax matters as Exhibit 8.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description

1.1	Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement, dated March 26, 2024, by and among Gladstone Commercial Corporation, Gladstone Commercial Limited Partnership, BofA Securities, Inc., Goldman Sachs & Co. LLC, Robert W. Baird & Co. Incorporated, KeyBanc Capital Markets Inc. and Fifth Third Securities, Inc.

5.1	Opinion of Venable LLP regarding the legality of shares.

8.1	Opinion of Squire Patton Boggs (US) LLP regarding certain tax matters.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Squire Patton Boggs (US) LLP (included in Exhibit 8.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gladstone Commercial Corporation (Registrant)

By:	/s/ Gary Gerson
(Gary Gerson, Chief Financial Officer)

Dated: March 26, 2024